PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 6, 1999

Dear shareholders,

As the twentieth century draws to a close, the United States enjoys brisk economic activity. The Federal Reserve increased the federal funds rate by one quarter of one percent, which equates to watering down the party's punch. This rate increase, along with the market's increase in long-term rates, should temper the economy's momentum. The question is whether the deceleration will be enough to alleviate inflationary wage pressure caused by shortages of skilled labor. Despite concern over a warming economy, the rest of the world watches the American economic expansion with envy. Manufacturing, new home sales, and consumer confidence are at high levels. However, new home sales slowed recently in response to higher interest rates over the last several months. The eyes of the investment community will be fixed on corporate profits as the year progresses. In our last report, six months ago, we said eleven thousand on the Dow was within reach. We have exceeded that mark.

Worry about inflation will be paramount for the rest of the year. Much of the good news is behind us. Higher oil prices have been sustained by a surprisingly disciplined oil cartel. Higher commodity prices could translate from a minor worry to a major problem. The overriding mood on Wall Street seems to be Don't Worry, Be Happy! When emotions are this ebullient, we practice restraint. Overseas economies appear to have bottomed; this will stimulate our economy.

In the first half of our fiscal year we eliminated our positions in Armstrong World, Beckman Coulter, Ball Corporation, Crown, Cork & Seal, General Dynamics, Sealed Air, Pennzoil-Quaker State Company, Texaco, and Western Resources in order to invest in a diversified group of companies which we think offer greater potential.

Anixter International supplies more than 60,000 products for computer networking and electrical power applications. AT&T owns 20% of the company. Corn Products is one of the largest producers of quality food products. It would be surprising if one of the company's products is not in your kitchen at this moment. In spite of the ubiquity of its products, its stock is trading near book value. Cox Communications is the fifth largest cable operator in the United States, with broadband cable supporting its strategy in the industry's technological revolution. Ryder Systems has a new focus on logistics services; this should help revenue growth and earnings. Golden State Bancorp has over 400 offices in California and a strong presence in Nevada. Your fund purchased 300,000 Golden State shares then pared its holdings to 195,000 shares. The bank is well managed and has increased market share. SLM Holding Corporation (Sallie Mae) provides liquidity to banks and universities originating federally guaranteed student loans. The company's efficiency in handling this financing should help increase market share, despite a federally mandated reduced profit margin.

These changes result from countless hours of sifting information and evaluating market forces. We look forward to the new millennium with confidence.

We have evaluated our computer systems and do not foresee any Y2K problems as we turn the last page of the calendar and ring in the new century.

Since my next report to you will be after the New Year, may I be the first to wish you a happy New Year and a happy new century.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1999

Shares                                                               Value
-------                                                          -------------
                            COMMON STOCKS - 80.4 %
                                BANKS - 13.9 %

195,000  *Golden State Bancorp.................................   $  4,789,687
 70,000   National City Corp...................................      4,633,125
115,000   PNC Bank Corp........................................      6,583,750
                                                                  -------------
                                                                    16,006,562
                                                                  -------------
                              CABLE TV - 17.3 %
 90,000   Comcast Corp. Class "A"..............................      3,245,625
270,000   Comcast Corp. Special Class "A"......................     10,395,000
160,000  *Cox Communications Inc. .............................      6,250,000
                                                                  -------------
                                                                    19,890,625
                                                                  -------------
                            COMMUNICATIONS - 6.0 %
136,000   SBC Communications Inc. .............................      6,953,000
                                                                  -------------

                               CONTAINERS - 1.9 %
 45,000   Ball Corp............................................      2,190,938
                                                                  -------------
	                         ELECTRONICS - 2.7 %

175,000  *Anixter International Inc............................      3,095,313
                                                                  -------------
                          FINANCIAL SERVICES - 13.4 %
 20,000   American Express Co..................................      2,423,750
110,000   Federal National Mortgage Association ...............      7,480,000
135,000   SLM Holding Corp ....................................      5,602,500
                                                                  -------------
                                                                    15,506,250
                                                                  -------------
                                   FOOD 6.1%
125,000   Corn Products International..........................      3,687,500
110,000   Dole Food Company, Inc. .............................      3,375,625
                                                                  -------------
                                                                     7,063,125
                                                                  -------------
                                FOOD-RETAIL 1.0%

95,000    Ingles Markets, Inc.  Class "A"......................      1,163,750
                                                                  -------------
                               HEALTHCARE - 3.0 %
60,000    United Healthcare Corp.  ............................      3,495,000
                                                                  -------------
                         HORTICULTURE PRODUCTS - 2.5 %
65,000   *Scott Company  Class "A" ............................      2,860,000
                                                                  -------------

Shares                                                                Value
-------                                                           -------------
                               INSURANCE - 5.0 %
50,000    American International Group Inc.....................   $  5,715,625
                                                                  -------------

                               PUBLISHING - 3.1 %
20,000    Time Warner Inc. ....................................      1,361,250
 4,000    Washington Post Co. Class "B"........................      2,225,750
                                                                  -------------
                                                                     3,587,000
                                                                  -------------
                           RENTAL and LEASING - 4.5 %
215,000   Ryder System, Inc....................................      5,160,000
                                                                  -------------

          Total Value of Common Stocks (cost $54,820,460 ).....     92,687,188
                                                                  -------------



Principal
 Amount
---------

                      U.S. GOVERNMENT OBLIGATIONS - 5.9 %
$5,000M   U.S. Treasury Bond,
          13 3/4% due 08/15/04 (cost $6,227,345)................     6,762,500
                                                                  -------------

	                SHORT-TERM CORPORATE NOTES - 15.1 %

          CIT Financial Corp,
$2,650M   4.851%, due 6/14/99...................................     2,650,000
          Ford Motor Credit  Corp.,
 1,750M   4.819%, due 6/03/99   ................................     1,750,000
 2,300M   4.763%, due 6/03/99   ................................     2,300,000
          General Electric Credit  Corp.,
 4,600M   4.804%, due 6/01/99   ................................     4,600,000
          General Motors Acceptance  Corp.,
 2,800M   4.801%, due 6/10/99   ................................     2,800,000
          Norwest Financial Group,
 3,300M   4.834%, due 6/07/99   ................................     3,300,000
                                                                  -------------
          Total Value of  Short-Term Corporate Notes
           (cost $17,400,000)...................................    17,400,000
                                                                  -------------

     	    Total Value of Investments(cost $78,447,805)... 101.4%  $116,849,688

     	    Excess of Liabilities Over Other Assets........  (1.4)    (1,557,584)
	                                                        ------   -------------
	         Net Assets..................................... 100.0%  $115,292,104
                                                         ======   =============

*Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1999

ASSETS
      Investments in securities, at value
        (identified cost $78,447,805) (Note 1A).....             $116,849,688
      Cash..........................................                   19,646
      Dividends and interest receivable.............                  285,372
      Other assets..................................                   13,522
                                                                 ------------
         TOTAL ASSETS...............................              117,168,228


LIABILITIES
      Payables;
        Investment securities purchased.............$1,695,313
        Capital shares redeemed.....................    39,950
        Accrued advisory and administrative fees....    96,112
        Other accrued expenses......................    44,749
                                                    ----------
         TOTAL LIABILITIES..........................                1,876,124
                                                                 ------------

NET ASSETS..........................................             $115,292,104
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 69,968,909
      Undistributed net investment income ..........                  170,841
      Accumulated net realized gain on investments..                6,750,471
      Net unrealized appreciation in value of
        investments.................................               38,401,883
                                                                 ------------
         TOTAL......................................             $115,292,104
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($115,292,104 / 13,012,953 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 8.86
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1999

INVESTMENT INCOME
  Income:
      Dividends.............................    $  589,113
      Interest..............................       778,512
                                                ----------
            TOTAL INCOME....................                  $ 1,367,625

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       436,962
      Distribution plan expenses ...........       154,220
      Administrative fee ...................       145,654
      Professional fees.....................        38,425
      Director fees and expenses............        35,412
      Fund accounting expense...............        24,636
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        25,359
      Custodian fees........................        23,178
      Other expenses........................        34,788
                                                ----------

        TOTAL EXPENSES......................       918,634
        Less: Custodian fees paid indirectly         4,907
                                                ----------
               NET EXPENSES ................                      913,727
                                                               ----------
        INVESTMENT INCOME-NET...............                      453,898


REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     6,750,471
      Net unrealized appreciation of
        investments.........................       542,602
                                                ----------
        Net gain on investments.............                    7,293,073
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 7,746,971
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS



                                                    Six Months
                                                       Ended       Year Ended
                                                      May 31,      November 30,
                                                        1999          1998
                                                   -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................. $     453,898  $   1,558,653
Net realized gain on investments..................     6,750,471     22,650,046
Net unrealized appreciation (depreciation)
   of investments.................................       542,602    (10,595,653)
                                                   -------------  --------------
     Net increase in net assets resulting from
       operations.................................     7,746,971     13,613,046


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................      (769,799)    (1,312,355)
Net realized gain on investments..................   (22,650,046)    (9,189,061)

CAPITAL SHARE TRANSACTIONS
Increase in net assets resulting from
  capital share transactions (Note 2).............    12,890,355      1,468,841
                                                   -------------  -------------
     Net increase (decrease) in net assets........   ( 2,782,519)     4,580,471

NET ASSETS
Beginning of year.................................   118,074,623    113,494,152
                                                   -------------  -------------
End of period (including undistributed net
  investment income of $170,841 and $486,742,
  respectively)................................... $ 115,292,104    118,074,623
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 28, 1999. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 1999 there were 13,012,953 shares outstanding.
Transactions in capital stock were as follows:


                          Six Months Ended           Year Ended
                            May 31, 1999          November 30, 1998
                      -----------------------  ----------------------
                        Shares       Amount      Shares      Amount
                      ----------   -----------  ---------   ----------

Capital stock sold....    15,355    $   134,693      21,758   $   218,602
Capital stock issued
in reinvestment of
distributions ........ 2,259,593     19,522,632     924,496     8,753,732
Capital stock
redeemed..............  (760,727)    (6,766,970)   (739,553)   (7,503,493)
                      -----------  ------------  -----------  ------------
   Net increase....... 1,514,221   $ 12,890,355     206,701   $ 1,468,841
                      ===========  ============  ===========  ============

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1999, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $43,480,596 and $44,423,171 respectively. There were no purchases or sales of long-term United States Government obligations during the period.

    At May 31, 1999, the cost of investments for Federal income tax purposes was $78,447,805. Accumulated net unrealized appreciation on investments was $38,401,883 consisting of $39,690,834 gross unrealized appreciation and $1,288,951 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 1999, directors of the Fund who are not affiliated with BFC received directors fees aggregating $24,650. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $6,250 for the above six month period.

    The Fund's Custodian has provided credits in the amount of $4.907 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications;
use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                            PHILADELPHIA FUND, INC.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.


                                         Six Months
PER SHARE DATA                             Ended             Year  Ended November  30,
--------------                            May 31,     -----------------------------------------
                                           1999        1998     1997     1996     1995    1994
                                         ----------   ------   ------   ------   ------  ------
Net Asset Value, Beginning of Year...    $10.27       $10.05   $ 8.00   $ 7.81   $ 6.29  $ 7.52
                                         ----------   ------   ------   ------   ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................      0.04         0.13     0.09     0.13     0.14    0.13
Net Realized & Unrealized
  Gains (Loss) on Investments........      0.59         1.02     2.10     0.99     1.51   (0.61)
                                         ----------   ------   ------   ------   ------  ------

Total From Investment Operations.....      0.63         1.15     2.19     1.12     1.65   (0.48)
                                         ----------   ------   ------   ------   ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................      0.06         0.11     0.11     0.14     0.10    0.13
Net Realized Gains...................      1.98         0.82     0.03     0.79     0.03    0.62
                                         ----------   ------   ------   ------   ------  ------
Total Distributions..................      2.04         0.93     0.14     0.93     0.13    0.75
                                         ----------   ------   ------   ------   ------  ------
Net Asset Value, End of Period.......      8.86       $10.27   $10.05   $ 8.00   $ 7.81  $ 6.29
                                         ==========   ======   ======   ======   ======  ======

TOTAL RETURN (%).....................      6.74        12.31    27.62    16.04    26.58   (7.17)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands).....................      $115,292   $118,075 $113,494 $97,300  $92,104 $80,225


Ratio to Average Net Assets:
  Expenses (%).......................      1.58(a)       1.53     1.53     1.56     1.62    1.67
  Net Investment Income (%)..........      0.78(a)       1.32     1.02     1.69     1.86    1.89


Portfolio Turnover Rate (%)..........        45            37       17       14       59      28

(a) Annualized

                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 1999, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1998 and financial highlights for the six months ended May 31, 1999 and each of the two years in the period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 1999, and the results of its operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 1998 and financial highlights for the six months ended May 31, 1999 and each of the two years in the period ended November 30, 1998,in conformity with generally accepted accounting principles.



                                       BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 18, 1999

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       MAY 31, 1999

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.